UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) July 23, 2004

MUTUALFIRST FINANCIAL, INC. (Exact name of registrant as specified in its chapter)

Maryland (State or other jurisdiction of incorporation	000-27905 (Commission File Number)	35-2085640 (IRS Employer Identification No.)
110 E. Charles Street, Muncie, Indiana (Address of principal executive offices)	47305-2419 (Zip Code)

Registrant's telephone number, including area code (765) 747-2800

Not Applicable (Former name or former address, if changed since last report)

NEXT PAGE

Item 7. Financial Statements and Exhibits.

(c)	Exhibits.
	99	Press Release dated July 23, 2004

Item 12. Results of Operations and Financial Condition

              On July 23, 2004, MutualFirst Financial, Inc. issued the press release attached hereto as Exhibit 99 and incorporated herein by reference announcing its second quarter 2004 earnings.

2
NEXT PAGE

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

MUTUALFIRST FINANCIAL, INC.

Date: July 23, 2004	By: /s/ David W. Heeter David W. Heeter President and Chief Executive Officer

3
NEXT PAGE

EXHIBIT INDEX

Exhibit Number	Description
99	Press Release, dated July 23, 2004

4
NEXT PAGE